UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2022

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 5.03 relating to the Amendment and the Reverse Stock Split (as defined and discussed in Item 5.03) is incorporated in this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(A) As previously disclosed in the Current Report on Form 8-K filed by Cosmos Holdings Inc. (the “Company”, “we” and “us”) with the Securities and Exchange Commission (the “Commission” or the “SEC”) on December 5, 2022, at the Company’s annual meeting of shareholders, a majority of voting shareholders approved, among other things, the grant of discretionary authority for our Board of Directors to effect a reverse stock split of all of the outstanding common stock of the Company, and the change of the Company’s name from Cosmos Holdings to Cosmos Health, by the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada.

On December 15, 2022, the Board of Directors approved a stock split ratio of 1-for-25 (“Reverse Stock Split”) and maintained the Company’s authorized shares of common stock at 300,000,000 and its Preferred Stock at 100,000,000 shares. On the same day, the Company filed a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of Nevada to effect the Reverse Stock Split (the “Amendment”) and the name change, which became effective at 12:07 P.M., Local Time, on December 15, 2022.

(B) Pursuant to the Amendment and as approved by the Company’s shareholders at the annual meeting, the Company’s corporation name is amended to “Cosmos Health” on December 15, 2022.

The forgoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, filed herewith as Exhibit 3.1, and incorporated herein by reference in their entirety.

Item 8.01 Other Events.

On December 16, 2022, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is furnished herewith.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits are filed herewith:

Exhibit No.	Description

3.1*	Articles of Amendment to Articles of Incorporation of Cosmos Holdings Inc. (1-for-25 Reverse Stock Split of Common Stock) filed with the Nevada Secretary of State on December 15, 2022.

99.1**	Press Release Dated December 15, 2022.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

*  Filed herewith.

**Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: December 16, 2022	By:	/s/ George Terzis
George Terzis
Chief Financial Officer

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